                                                                    EXHIBIT 10.8

                                    SCHEDULE

                     Information on substantially identical
                              Hotel Lease Agreement
                             dated February 26, 2003

        (Document is substantially identical, except as set forth below, to the document included as Exhibit 10.4)

                                     TABLE A

Hotel Subject to Lease               Lessor                             Lessee                                    Base Rent
----------------------               ------                             ------                                    ---------
Homewood Suites(R)                   AHF Baton Rouge Limited            AHF Services Limited Partnership          $ 801,169
Baton Rouge, Louisiana               Partnership

                                     TABLE B
                            Suite Revenue Breakpoints

         Homewood Suites(R)
         Baton Rouge, Louisiana

------------------------------------------------------------------------------------------------------------------------------
   QUARTERS           2003            2004           2005           2006           2007            2008           2009
----------------   -----------     -----------    -----------    -----------    -----------     -----------    -----------
1st Quarter        $  273,303      $   278,769    $   284,345    $   290,032    $   295,832     $   301,749    $   307,784

2nd Quarter        $  546,607      $   557,539    $   568,690    $   580,063    $   591,665     $   603,498    $   615,568

3rd Quarter        $  819,910      $   836,308    $   853,035    $   870,095    $   887,497     $   905,247    $   923,352

4th Quarter        $ 1,093,214     $ 1,115,078    $ 1,137,379    $ 1,160,127    $ 1,183,330     $ 1,206,996    $ 1,231,136
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
   QUARTERS           2010            2011           2012
----------------   -----------     -----------    -----------
1st Quarter        $   313,940     $   320,218    $   326,623

2nd Quarter        $   627,879     $   640,437    $   653,246

3rd Quarter        $   941,819     $   960,655    $   979,869

4th Quarter        $ 1,255,759     $ 1,280,874    $ 1,306,491
-------------------------------------------------------------